Exhibit 99.1

FOR IMMEDIATE RELEASE

January 10, 2008

Contact:

Lynn M. Badger

Shore Financial Corporation

P.O. Box 920

Onley, VA 23418

(757) 787-1335

lbadger@shorebank.com

Shore Financial Corporation

Announces Cash Dividend

Onley, VA: On January 8, 2008, the Board of Directors of Shore Financial Corporation (NASDAQ: SHBK) approved the declaration of a quarterly cash dividend of $0.08 per share payable on February 1, 2008 to stockholders of record as of January 25, 2008.

Shore Financial Corporation, based in Onley, Virginia, is the holding company for Shore Bank, which serves the Eastern Shore of Maryland and Virginia through eight full-service banking facilities and twenty-two ATMs. Through its affiliates, Shore Bank also offers title insurance and investment products. As of September 30, 2007, Shore Financial Corporation had total assets of $269 million, total deposits of $200 million, total loans of $217 million, and total stockholders’ equity of $27 million. For more information on stock, products and services, visit www.shorebank.com.

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Information about Merger of Shore Financial Corporation and Hampton Roads Bankshares

On January 9, 2008, Shore Financial Corporation announced the signing of a definitive merger agreement with Hampton Roads Bankshares pursuant to which Shore Financial will be merged into Hampton Roads Bankshares.

Hampton Roads Bankshares will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of its common stock to be issued to the shareholders of Shore Financial Corporation in connection with the proposed transaction. The registration statement will include a proxy statement/prospectus that will be sent to the shareholders of Shore Financial Corporation seeking their approval of the proposed merger. The proxy statement/prospectus will contain important information about Hampton Roads Bankshares, Shore Financial Corporation, and the merger and about the persons soliciting proxies from Shore Financial’s shareholders in the merger, including the officers and directors of Shore Financial, and their interests in the merger, such as their stock ownership in Shore Financial.

Additional information about Shore Financial’s directors and executive officers is included in Shore Financial’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the Securities and Exchange Commission and is available on Shore Financial’s website at www.shorebank.com and at the Shore Financial address provided below.

Hampton Roads Bankshares and Shore Financial Corporation urge the shareholders of Shore Financial and other investors to read the registration statement on Form S-4 and the proxy statement/prospectus included in the registration statement on Form S-4, and any other relevant documents to be filed with the SEC in connection with the proposed transaction, because they will contain important information about Hampton Roads Bankshares, Shore Financial, and the proposed transaction.

Shareholders and investors may obtain free copies of the proxy statement/prospectus and other documents related to the merger, once they are filed with the SEC, through the SEC’s website at www.sec.gov. Free copies of the proxy statement/prospectus and other relevant documents also may be obtained by directing a request by telephone or mail to the following:

Hampton Roads Bankshares, Inc.	Shore Financial Corporation
999 Waterside Drive, Suite 200	25020 Shore Parkway
Norfolk, VA 23510	Onley, Virginia 23418
Attention: Jack W. Gibson	Attention: Scott C. Harvard

Telephone Number: (757) 217-1000	Telephone Number: (757) 787-1335

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts. Although Shore Financial believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of Shore Financial will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Shore Financial’s Annual Report on Form 10-K for the year ended December 31, 2006, and other reports filed and furnished to the Securities and Exchange Commission. Shore Financial undertakes no obligation to update any forward-looking statements made in this press release and this release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.